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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 30, 1999



                           CROSS TIMBERS OIL COMPANY
            (Exact name of registrant as specified in its charter)



         Delaware                      1-10662                 75-2347769
(State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)



         810 Houston Street, Suite 2000, Fort Worth, Texas          76102
               (Address of principal executive offices)           (Zip Code)



                                (817) 870-2800
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

         On August 30, 1999, Cross Timbers Oil Company, a Delaware corporation ("the Company"), issued news release number 99-17 (Exhibit 99.1) regarding its strategic goals for 2000.



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number
             and Description                                                Page
             ---------------                                                ----

             99.1 Cross Timbers Oil Company News Release Number 99-17          4

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CROSS TIMBERS OIL COMPANY


Date: September 7, 1999       By: /s/ LOUIS G. BALDWIN
                                 -----------------------------------
                                      Louis G. Baldwin
                                      Senior Vice President and
                                        Chief Financial Officer

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